UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 8, 2004
Date of Earliest Event Reported: Not Applicable

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 PARK GRANADA, CALABASAS CA (Address of principal executive offices)	91302 (Zip Code)

Registrant's telephone number, including area code: (818) 225-3000

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On June 8, 2004, the Company issued a press release announcing information regarding its operational statistics for the month ended May 31, 2004, a copy of which is attached as Exhibit 99.12. On June 8, 2004, the Company also made available an updated version of its thirteen-month statistical data report on its website, www.countrywide.com, a copy of which is attached as Exhibit 99.13.

         The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: June 8, 2004

COUNTRYWIDE FINANCIAL CORPORATION

By: /S/ STANFORD L. KURLAND Stanford L. Kurland President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.12	Press Release issued by Countrywide Financial Corporation (the “Company”) pertaining to its operational statistics for the month ended May 31, 2004.

99.13	Thirteen-month statistical data report made available by the Company on its website.

Exhibit 99.12

NEWS	COUNTRYWIDE FINANCIAL

INVESTOR CONTACT:	(818) 225-3550 David Bigelow Lisa Riordan

MEDIA CONTACT:	(800) 796-8448

For Immediate Release

COUNTRYWIDE REPORTS MAY 2004 OPERATIONAL DATA
– SERVICING PORTFOLIO SURPASSES THE $700 BILLION LEVEL –
– HOME PURCHASE FUNDINGS CONTINUE TO BE ROBUST –
– PIPELINE OF APPLICATIONS IN PROCESS AT $50 BILLION –

CALABASAS, CA (June 8, 2004) – Countrywide Financial Corporation (NYSE: CFC), a diversified financial services provider, released operational data for the month ended May 31, 2004. Highlights included the following:

  Average daily application volume of $2 billion declined 39 percent from last year amidst a higher interest rate environment. Applications fell only 5 percent as compared to last month, despite the substantial increase in rates since early April 2004. This has kept the pipeline of applications-in-process at $50 billion, down from the year-ago period when it was $74 billion.
  Loan fundings for the month of May totaled $32 billion, a decrease of 20 percent from last year. Nonetheless, year-to-date volume reached $144 billion.
  Monthly purchase activity continued to rise, reaching a record high of $15 billion for the month, an increase of 43 percent over May 2003 and up 5 percent over last month. This brought year-to-date purchase volume to $60 billion.
  Demand for adjustable-rate, home equity and subprime loans remained strong. For each category, new highs in monthly funding levels were achieved.
-	Adjustable-rate fundings reached $16 billion, up 147 percent over May 2003, bringing year-to-date volume to $65 billion, which exceeds total Company production for the full calendar year of 2000.

-	Home equity fundings rose 65 percent over May 2003 to $2.3 billion, driving year-to-date volume to $10 billion.

-	Subprime volume surpassed $3 billion, an increase of 89 percent over last year. Year-to-date volume reached $13 billion.

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2-2-2

  The servicing portfolio broke the $700 billion level for the first time and now stands at $707 billion, an increase of 32 percent over May 2003.
  Securities trading volume at Countrywide Securities Corporation grew by 5 percent over May 2003 to $292 billion, and brought year-to-date volume to $1.3 trillion.
  Total assets at Countrywide Bank reached $26 billion, up $14 billion over May 2003.
  Net earned premiums at the Insurance carriers of $61 million were flat compared to the same period last year, and activity year-to-date reached $319 million.
  Sub-servicing volume at Global Home Loans of $111 billion is up 14 percent over May 2003.

“Countrywide delivered excellent operational results in May, despite the continued rise in rates and decline in refinance activity,” said Stanford L. Kurland, President and Chief Operating Officer. “Within the industry, trends for home purchase mortgage activity remain strong, with industry forecasts for a record $1.3 trillion in purchase volume for the year(1). In addition, home sales are estimated at a record high of 7.7 million units(2). Borrowers continue to seek out alternatives to fixed rate mortgages, evidenced by the increased use of adjustable-rate loans, which accounted for 49 percent of Countrywide’s total production in May 2004, as compared to just 16 percent one year ago. According to Inside Mortgage Finance Countrywide was the #1 adjustable-rate mortgage lender for the first quarter of 2004. As the overall market shifts towards purchase mortgages and adjustable-rate mortgage products, Countrywide’s strength in these areas has enabled us to widen our lead as America’s largest originator of home loans.

“Strong production efforts have led to substantial growth in our servicing portfolio, which surpassed the $700 billion mark this month, and has grown at an average rate of $600 million each business day since the beginning of the year,” Kurland concluded. “With solid overall results also coming from our diversified businesses, Countrywide continues to demonstrate its ability to manage its businesses successfully across a continuum of interest rate environments.”

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3-3-3

Founded in 1969, Countrywide Financial Corporation is a member of the S&P 500, Forbes 2000 and Fortune 500. Through its family of companies, Countrywide provides mortgage banking and diversified financial services in domestic and international markets. Mortgage banking businesses include loan production and servicing principally through Countrywide Home Loans, Inc., which originates, purchases, securitizes, sells, and services primarily prime-quality loans. Also included in Countrywide’s mortgage banking segment is the LandSafe group of companies that provide loan closing services. Diversified financial services encompass capital markets, banking, insurance, and global, largely through the activities of Countrywide Capital Markets, a mortgage-related investment banker; Countrywide Bank, a division of Treasury Bank, NA, a banking entity offering customers CDs, money market accounts, and home loan products; Balboa Life and Casualty Group, whose companies are national providers of property, liability, and life insurance; Balboa Reinsurance, a captive mortgage reinsurance company; and Global Home Loans, a U.K. mortgage banking joint venture in which Countrywide holds a majority interest.

For more information about the Company, visit Countrywide’s website at www.countrywide.com.

This Press Release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections, and assumptions with respect to future operations, as well as business plans and strategies that are subject to change. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: competitive and general economic conditions in each of our business segments; general economic conditions in the United States and abroad; loss of investment grade rating that may result in an increase in the cost of debt or loss of access to corporate debt markets; reduction in government support of homeownership; the level and volatility of interest rates; the legal, regulatory and legislative environments in the markets in which the Company operates; and other risks detailed in documents filed by the Company with the Securities and Exchange Commission from time to time. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

(1)   Source: Fannie Mae
(2)   Source: National Association of Realtors (existing home sales); National Association of Home Builders (new home sales)

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COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                                May                 May             Year-to-Date
                                                          ----------------    -----------------   -----------------
                                                               2004                 2003

MORTGAGE BANKING
----------------
     Production
        Average Daily Loan Applications                            $1,945               $3,190
        Total Mortgage Loan Pipeline (loans in process)           $49,675              $74,086

        Consumer Markets Divisions' Fundings                       $9,815               $9,486             $43,989
        Wholesale Lending Division Fundings                         6,208                8,481              29,573
                                                          ---------------- -- -----------------   -----------------
        Correspondent Lending Division Fundings                    11,986               18,484              55,135
        Capital Markets Fundings                                    1,875                1,897               5,693
        Treasury Bank Fundings (2)                                  1,931                1,174               9,474
             Total Loan Fundings                                  $31,815              $39,522            $143,864

        Consumer Markets Divisions' Units                          68,759               73,732             317,419
        Wholesale Lending Division Units                           34,247               49,106             166,746
                                                          ---------------- -- -----------------   -----------------
        Correspondent Lending Division Units                       65,425              112,650             310,754
        Capital Markets Units                                       6,740                7,250              21,488
        Treasury Bank Units                                        21,779               15,097              98,480
             Total Loan Units                                     196,950              257,835             914,887

     Purchase Fundings (3)                                        $14,575              $10,183             $60,085
     Non-purchase Fundings (3)                                    $17,240              $29,339             $83,779

     Government Fundings                                           $1,235               $2,251              $6,534
     ARM Fundings                                                 $15,745               $6,369             $65,127
     Home Equity Fundings                                          $2,272               $1,375              $9,803
     Subprime Fundings                                             $3,044               $1,608             $12,701

     Loan Closing Services (units)
        Credit Reports                                            574,524              696,983           3,019,538
        Flood Determinations                                      214,494              330,951           1,123,094
                                                          ---------------- -- -----------------   -----------------
        Appraisals                                                 58,912               60,867             289,532
        Automated Property Valuation Services                     456,663              412,313           2,059,159
        Other                                                      13,583               12,275              74,988
               Total Units                                      1,318,176            1,513,389           6,566,311

     Servicing (4)
        Volume                                                   $706,943             $537,198
        Units                                                   5,443,555            4,467,789
        Subservicing Volume (5)                                   $15,289              $11,739
        Subservicing Units                                        163,931              148,801
        Prepayments in Full                                       $17,593              $21,249             $81,944

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COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
OPERATING STATISTICS(1)
(Dollars in Millions)

                                                  May                   May               Year-to-Date
                                           ------------------    ------------------     -----------------
                                                 2004                  2003

INSURANCE
---------
Net Premiums Earned
   Carrier                                          $48                   $50                  $256
   Reinsurance                                      $13                   $11                   $63

CAPITAL MARKETS
---------------
   Securities Trading Volume (7)               $292,116              $278,016            $1,257,416

BANKING
-------
   Assets held by Treasury Bank (billions)        $25.6                 $11.8

Global Home Loans
-----------------
   GHL Subservicing Volume (billions)              $111                   $97

Period-end Rates
----------------
   10-Year U.S. Treasury Yield                   4.655%                3.353%
   FNMA 30-Year Fixed Rate MBS Coupon            5.752%                4.405%
(1)	The above data reflect current operating statistics and do not constitute all factors impacting the quarterly and annual financial results of the company. All figures are unaudited and monthly figures may be adjusted in the reported financial statements of the company. Such financial statements are provided by the company quarterly. The company makes no commitment to update this information for changes in circumstances or events which occur subsequent to the date of this release.
(2)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(3)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.
(4)	Includes warehouse loans and loans under subservicing agreements for other clients.
(5)	Subservicing volume for other clients.
(6)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(7)	Includes trades with mortgage banking division.

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Exhibit 99.13
Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                       YTD
                                           May-03     Jun-03    Jul-03     Aug-03     Sep-03    Oct-03     Nov-03    Dec-03    Jan-04    Feb-04    Mar-04     Apr-04    May-04        Total
                                           ------     ------    ------     ------     ------    ------     ------    ------    ------    ------    ------     ------    ------        -----
MORTGAGE BANKING
----------------
    Loan Production
      Working Days                               21        21         22         21        21         23        19        22        20        19         23        22         20          104
      Average Daily Applications             $3,190    $3,243     $2,529     $1,808    $1,858     $1,564    $1,479    $1,339    $1,776    $1,968     $2,455    $2,041     $1,945       $2,050
      Mortgage Loan Pipeline
(loans-in-process)                          $74,086   $82,490    $70,377    $53,576   $47,182    $42,650   $38,841   $32,969   $38,354   $43,760    $57,422   $54,836    $49,675

      Consumer Markets Divisions'
Fundings                                     $9,486   $11,478    $12,911    $12,283    $9,392     $8,198    $6,954    $7,670    $6,211    $7,326     $9,522   $11,115     $9,815      $43,989
      Wholesale Lending Division
Fundings                                     $8,481   $10,517    $10,531     $7,222    $5,632     $6,235    $4,725    $4,902    $3,844    $4,801     $6,993    $7,727     $6,208      $29,573
      Correspondent Lending Division
Fundings                                    $18,484   $22,749    $24,258    $17,870   $13,225    $10,908    $8,598    $9,390    $8,240    $8,518    $12,029   $14,362    $11,986      $55,135
      Capital Markets Fundings               $1,897    $2,231     $2,884     $2,059    $3,066     $2,314      $829    $1,489    $1,013    $1,046     $1,265      $494     $1,875       $5,693
      Treasury Bank Fundings (1)             $1,174    $1,463     $1,255     $1,541    $1,802     $1,310    $1,100    $1,698    $1,312    $1,582     $2,502    $2,147     $1,931       $9,474
                                          ---------- --------- ---------- ---------- --------- ---------- --------- --------- --------- --------- ---------- --------- ----------    ---------
          Total Loan Fundings               $39,522   $48,438    $51,839    $40,975   $33,117    $28,965   $22,206   $25,149   $20,620   $23,273    $32,311   $35,845    $31,815     $143,864

      Consumer Markets Divisions' Units      73,732    84,939     94,839     92,465    74,566     67,213    57,058    61,031    49,154    54,962     68,664    75,880     68,759      317,419
      Wholesale Lending Division Units       49,106    59,244     58,930     42,036    34,660     38,255    28,887    29,638    22,685    27,880     39,820    42,114     34,247      166,746
      Correspondent Lending Division
Units                                       112,650   133,345    139,360    104,396    81,376     67,709    52,969    57,079    49,694    50,250     67,815    77,570     65,425      310,754
      Capital Markets Units                   7,250     6,966     11,922      6,303     9,718      9,266     4,629     6,357     4,680     3,491      5,114     1,463      6,740       21,488
      Treasury Bank Units                    15,097    17,716     17,376     18,060    18,352     14,938    13,257    16,861    14,681    16,760     23,351    21,909     21,779       98,480
                                          ---------- --------- ---------- ---------- --------- ---------- --------- --------- --------- --------- ---------- --------- ----------    ---------
          Total Loan Units                  257,835   302,210    322,427    263,260   218,672    197,381   156,800   170,966   140,894   153,343    204,764   218,936    196,950      914,887

      Purchase Fundings (2)                 $10,183   $13,138    $13,352    $12,571   $12,719    $12,366    $9,852   $12,115    $9,274    $9,226    $13,127   $13,883    $14,575      $60,085
      Non-purchase Fundings (2)             $29,339   $35,300    $38,487    $28,404   $20,398    $16,599   $12,354   $13,034   $11,346   $14,047    $19,184   $21,962    $17,240      $83,779

      Government Fundings                    $2,251    $2,700     $2,790     $2,505    $2,093     $1,774    $1,370    $1,343    $1,161    $1,117     $1,530    $1,491     $1,235       $6,534
      ARM Fundings                           $6,369    $7,378     $8,580    $10,011   $10,072    $10,676    $8,487    $9,679    $9,478   $10,293    $13,872   $15,739    $15,745      $65,127
      Home Equity Fundings                   $1,375    $1,553     $1,694     $1,697    $1,680     $1,752    $1,620    $1,805    $1,564    $1,637     $2,088    $2,242     $2,272       $9,803
      Subprime Fundings                      $1,608    $1,440     $1,726     $1,654    $2,158     $2,424    $2,029    $2,257    $2,009    $2,124     $2,759    $2,765     $3,044      $12,701

    Loan Closing Services (units):
      Credit Reports                        696,983   701,809    624,949    492,787   499,431    518,308   420,843   405,336   533,055   547,704    738,113   626,142    574,524     3,019,538
      Flood Determinations                  330,951   359,226    308,255    234,552   222,890    217,134   173,044   172,325   188,682   195,380    277,958   246,580    214,494     1,123,094
      Appraisals                             60,867    70,187     68,677     60,025    51,507     53,783    44,475    47,004    44,146    51,425     69,074    65,975     58,912      289,532
      Automated Property Valuation
Services                                    412,313   397,954    416,691    349,978   358,983    399,559   314,886   319,220   333,803   356,077    439,015   473,601    456,663     2,059,159
      Other                                  12,275    11,541     12,791     12,566    11,769     11,457     9,741    12,096    14,750    14,218     16,379    16,058     13,583       74,988
                                          ---------- --------- ---------- ---------- --------- ---------- --------- --------- --------- --------- ---------- --------- ----------    ---------
                                          1,513,389  1,540,717 1,431,363  1,149,908  1,144,580 1,200,241   962,989   955,981  1,114,436 1,164,804 1,540,539  1,428,356 1,318,176     6,566,311
(1)	Treasury Bank funds loans for investment purposes; these loans are processed for Treasury Bank by the production divisions.
(2)	We have enhanced our disclosure of the first trust deed and home equity loan funding mix to reflect purchase and non-purchase fundings. Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans and stand-alone home equity loans.

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Countrywide Financial Corporation
Rolling Thirteen Months Statistical Data
($ in millions)

                                                                                                                                                                                  YTD
                                       May-03     Jun-03    Jul-03   Aug-03    Sep-03    Oct-03    Nov-03    Dec-03    Jan-04    Feb-04      Mar-04      Apr-04      May-04      Total
                                       ------     ------    ------   ------    ------    ------    ------    ------    ------    ------      ------      ------      ------      -----
MORTGAGE BANKING (continued)
----------------------------
    Servicing (3)
      Volume                           $537,198  $559,124  $576,670  $591,905 $606,095  $621,000  $631,470  $644,855  $657,541   $669,076    $682,848    $693,768    $706,943
      Units                           4,467,789  4,587,387 4,678,947 4,760,1414,834,943 4,923,935 5,001,743 5,080,621 5,162,726 5,234,634   5,313,058   5,372,526   5,443,555

    Subservicing (4)
      Volume                            $11,739   $11,518   $11,645  $11,483   $11,446   $11,921   $13,671   $14,404   $15,871    $15,548     $15,307     $15,028     $15,289
      Units                             148,801   145,060   143,937  142,527   128,326   139,983   157,785   159,357   166,923    163,190     166,514     163,842     163,931

      Prepayments in Full               $21,249   $24,069   $33,361  $25,236   $17,463   $14,315   $11,403   $11,845    $9,387    $13,090     $18,317     $23,557     $17,593    $81,944

      Bulk Servicing Acquisitions          $348      $321      $345     $341      $581    $1,845      $144    $1,054    $3,706     $3,123      $2,349      $1,122      $1,563    $11,863

      Portfolio Delinquency - CHL
(5)                                       3.82%     3.79%     3.78%    3.77%     3.81%     3.54%     3.90%     3.91%     3.71%      3.71%       3.20%       3.19%       3.49%
      Foreclosures Pending - CHL (5)      0.49%     0.47%     0.46%    0.46%     0.45%     0.50%     0.43%     0.43%     0.43%      0.44%       0.42%       0.38%       0.36%

INSURANCE
---------
  Net Premiums Earned
    Carrier                                 $50       $47       $54      $55       $51       $59       $54       $51       $56        $52         $50         $50         $48       $256
    Reinsurance                             $11       $11       $11      $11       $10       $11       $13       $13       $12        $13         $12         $13         $13        $63

CAPITAL MARKETS
---------------
    Securities Trading Volume (6)      $278,016  $295,132  $326,751  $255,513 $240,154  $208,429  $196,586  $179,390  $192,618   $221,082    $276,738    $274,862    $292,116  $1,257,416

BANKING
-------
    Assets held by Treasury Bank
(billions)                                $11.8     $13.1     $14.1    $15.1     $16.4     $17.1     $17.7     $19.4     $20.3      $21.8       $23.7       $24.9       $25.6

Global Home Loans
-----------------
    GHL Subservicing Volume
(billions)                                  $97       $97       $95      $93       $98      $100      $103      $106      $109       $112        $111        $108        $111

Workforce Head Count: (7)
    Loan Originations                    18,575    19,780    20,903   20,447    19,251    18,968    18,812    18,897    18,989     19,364      20,529      21,696      22,400
    Loan Servicing                        5,821     5,874     6,003    6,002     6,111     6,087     6,098     6,069     6,017      5,870       5,802       5,828       5,864
    Loan Closing Services                 1,072     1,090     1,115    1,065       956       955       952       931       941        952         926         938         993
    Insurance                             1,740     1,738     1,819    1,851     1,904     1,882     1,856     1,823     1,781      1,768       1,762       1,809       1,822
    Capital Markets                         402       420       429      440       452       470       476       477       484        491         494         513         517
    Global Operations                     1,999     1,928     1,898    1,897     1,962     1,965     1,997     1,981     1,899      1,948       1,993       1,961       1,965
    Banking                                 775       822       876      808       804       787       810       813       803        823         849         888         956
    Corporate Overhead & Other            3,038     3,126     3,270    3,238     3,309     3,282     3,282     3,307     3,347      3,366       3,389       3,441       3,529
                                      ---------- --------- --------- -------- --------- --------- --------- --------- --------- ---------- ----------- ----------- -----------
                                         33,422    34,778    36,313   35,748    34,749    34,396    34,283    34,298    34,261     34,582      35,744      37,074      38,046
                                      ========== ========= ========= ======== ========= ========= ========= ========= ========= ========== =========== =========== ===========

Period-end Rates
      10-Year U.S. Treasury Yield        3.353%    3.530%    4.476%   4.458%    3.939%    4.301%    4.322%    4.261%    4.138%     3.984%      3.840%      4.499%      4.655%
(3)	Includes warehouse loans and loans under subservicing agreements for other clients.
(4)	Subservicing volume for other clients.
(5)	Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.
(6)	Includes trades with mortgage banking division.
(7)	Head Count includes full-time employees, contract, and temporary help.